Investor Presentation November 2015

NASDAQ:CEMI
Rapid Tests for Earlier Treatment™™

Slide 2

Forward Looking Statements
Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Investment Highlights

▪	A global leader in point-of-care (POC) infectious disease
–	Sales in 40+ countries, including United States
▪	Revenue growth
–	15% CAGR over last five years (2010-2014)
▪	Groundbreaking DPP® technology platform
–	Superior sensitivity and specificity vs lateral flow technology
–	Multiple tests from a single oral fluid or blood sample
–	DPP® revenue growth of 137% in 2014 as compared to 2013
▪	Robust pipeline of new DPP® POC assays in development
–	DPP® HIV-Syphilis Combination Assay (U.S. version)
–	DPP® Fever Assays (Malaria, Dengue Fever, Ebola)
–	DPP® Technology Collaboration (Traumatic Brain Injury and Cancer)

▪	Multiple high-value collaborations
–	Paul G. Allen Ebola Program: Fever Panel
–	Centers for Disease Control & Prevention (CDC): Malaria, Ebola, Flu Immunostatus
          -   Perseus Science Group LLC: Traumatic Brain Injury

Slide 4

Chembio's Dual Path Platform (DPP®) Technology
 Next-Generation Point-of-Care Technology Platform

▪	Patented POC technology platform
▪	Improved sensitivity vs. lateral flow technology
▪	Multiple test results from a single patient sample
▪	Adapts to multiple sample types (blood, oral fluid)
▪	Application across a range of diseases and markets
▪	Unique sample collection device: Sampletainer®

See graphics

Slide 5

Chembio's Dual Path Platform (DPP®) Technology
Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
•	STD Business
•	Fever Portfolio
•	Technology Collaborations
DPP® Technology Platform

Slide 6

HIV Continues to be a Global Health Crisis Syphilis and HIV-Syphilis Co-Infection are Increasing

United States (HIV)
•	~ 1.2 million living with HIV/AIDS
•	~ 50,000 new HIV infections/year
•	1 in 8 unaware of HIV infection

Global (HIV)
•	35.2 million living with HIV/AIDS (2012)
•	1.6 million died of AIDS-related illnesses (2012)

United States (SYP)
•	~56,000 new infections (2013)

Global (SYP)
•	12 million new infections/year

"Over the past decade, the number of people living with HIV has increased, while the annual number of new HIV infections has remained relatively stable."  -CDC
"About 30% of pregnant women with syphilis will give birth to a dead baby (stillbirth), and another 30% to a live baby with congenital syphilis, a condition with a mortality of up to 50%"  -WHO

Slide 7

Product Portfolio: Sexually Transmitted Diseases

•	DPP® HIV-Syphilis Combination
•	DPP® HIV 1/2 Blood or Oral Fluid
•	HIV 1/2 STAT-PAK®
•	SURE CHECK® HIV 1/2

See graphics

Slide 8

Chembio Lateral Flow HIV Tests,  Foundational HIV Product Suite

Product Features & Benefits
•	FDA (PMA) approved, CLIA-waived
•	CE marked, WHO pre-qualified
•	2.5 - 5.0 μL blood sample
•	15 - 20 minute test time
•	Specificity: 99.9%, Sensitivity: 99.7%

Commercialization
•	High quality brands, marketed globally since 2007
•	Sold to Public Health Clinics, POLs, Hospitals, Self Test (EU)
•	Certain Distribution Partners (US): Fisher, McKesson/PSS, H. Schein, Medline

See graphics

Slide 9

Chembio DPP® HIV and DPP® HIV-SYP Combo Tests
 Addressing a Significant and Growing Need

▪	DPP® HIV-Syphilis Combo Assay
–	First to market with POC HIV-Syphilis combo assay
–	First to receive USAID and ANVISA (Brazil) approved
–	Successfully launched in Mexico
–	Global screening opportunity:
•	Pregnant women
•	MSM (up to 70% HIV-Syphilis co-infection)

•	DPP® HIV 1/2 Assay
–	FDA-approved and CLIA-waived (blood and oral fluid)
–	Superior performance (sensitivity) vs. competitors
–	Patented SampleTainer® Sample Collection System
–	U.S. Launch – Q4 2014

See graphics

Slide 10

DPP® STD - Product Development
 Strengthening our STD Portfolio: HIV & Syphilis

▪	DPP® HIV-Syphilis Assay (U.S. market)
–	Next Generation DPP® HIV-Syphilis Combo Assay for detection of HIV and Syphilis antibodies
–	Expect clinical trials to begin Q4 2015
•	Number of patients: 1200
•	Duration: 6-9 months
•	Cost: $1.0 - $1.5MM
DPP® HIV Ab/Ag Assay
–	Next Generation DPP® HIV Assay for the detection of HIV antibodies and antigens
–	Advancing through internal stage gate product development process

Slide 11

Chembio's Dual Path Platform (DPP®) Technology Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
•	STD Business
•	Fever Portfolio
•	Technology Collaborations
DPP® Technology Platform

Slide 12

Fever Diseases - A Growing Global Concern
 Malaria, Dengue Fever, Ebola

Malaria
•	~198 million infections/year(2013)
•	~584 thousand deaths/year (2013)

Dengue Fever
•	~100 million infections/year (2013)
•	40% of world population at risk from Dengue (2013)

Ebola
•	~28,000 infections (2014-2015)
•	~11,000 deaths (2014-2015)

"Early diagnosis and treatment of malaria reduces disease and prevents deaths. It also contributes to reducing malaria transmission. WHO recommends that all cases of suspected malaria be confirmed using parasite-based diagnostic testing (either microscopy or rapid diagnostic test) before administering treatment" -WHO

Slide 13

DPP® Fever - Product Development
 Partnering with World Leading Organizations

DPP® Fever Panel
Description: DPP® Fever Panel Assay
Collaborator: Paul G. Allen Ebola Program

DPP® Malaria-Ebola
Description: Dpp® Malaria-Ebola Assay
Collaborator: CDC

DPP® Dengue Fever
Description: DPP® Dengue Fever Assay
Collaborator: Undisclosed

DPP® Ebola
Description: DPP® Ebola Assay
Collaborator: CDC

Slide 14

Case Study: Fever Diseases
 Malaria, Dengue Fever, Ebola

PROBLEM:
Multiple diseases present with similar symptoms (e.g. fever)
Lack of sensitivity and/or specificity in current POC tests
Need to detect asymptomatic patients to prevent spread of disease
Certain diseases (e.g. Malaria) have multiple strains

SOLUTION: Chembio's DPP® Platform
Can test for multiple markers with a single blood or oral fluid sample
POC test with superior sensitivity – allows healthcare workers to identify asymptomatic patients
Allows diagnosis to facilitate proper treatment

COMMERCIALIZATION SCENARIO:
Products developed with funding from partners:  Paul G. Allen Ebola Program; CDC
Chembio retains global commercialization rights

Slide 15

Chembio's Dual Path Platform (DPP®) Technology Leveraging Our Technology Platform to Enter New Markets

Three areas of Strategic Focus:
•	STD Business
•	Fever Portfolio
•	Technology Collaborations

DPP® Technology Platform

Slide 16
Established DPP® Technology Collaborations
 Building Both STD and Non-STD Businesses

opTricon (Germany)
•	DPP® Micro Reader designed specifically to complement Chembio's patented DPP® technology
Bio-Rad Laboratories, Inc. (NYSE: BIO)
–	DPP® used for Bio-Rad's Geenius™ HIV 1/2 Confirmatory Assay
Oswaldo Cruz Foundation (Brazil)
–	Five DPP® Products Currently Being Sold to Ministry of Health
RVR (Malaysia)
–	License, Technical Transfer, Contract Manufacturing, Distribution (planned)

Slide 17

DPP® Technology - Collaborations
 Focused on Specific Product Development Opportunities

DPP® Flu Immunostatus
Description: DPP® Multiplex Assay to monitor seasonal and pandemic flu
Collaborator: Centers for Disease Control & Prevention (contractor)

DPP® Traumatic Brain Injury
Description: DPP® Assay to identify Traumatic Brain Injury
Collaborator: Perseus Science Group LLC

DPP® Cancer (Specific Form)
Description: DPP® Assay to identify a specific form of cancer
Collaborator: Undisclosed

DPP® Hepatitis C
Description: DPP® Assay to identify Hepatitis C
Collaborator: Seeking Partner

Slide 18

Case Study: Cancer
 Allows Early Detection and Monitoring

PROBLEM:
Survival can be dependent upon early detection
Cancer biomarkers can be very difficult to detect at low levels
Requires platform with increased sensitivity and quantification

SOLUTION: Chembio's DPP® Platform
POC test with superior specificity and sensitivity
Allows early intervention and potentially improved opportunity for survival by detecting a specific cancer biomarker at low levels

ANTICIPATED COMMERCIALIZATION SCENARIO:
Product developed with funding from an undisclosed partner
Chembio gains license and/or royalty opportunity

Slide 19

Manufacturing Capabilities

United States (Chembio)
▪	High volume manufacturing capabilities
–	20MM+ tests annually
▪	60,000 sq. ft. leased facilities
–	Medford, NY and Holbrook, NY
▪	Robust quality management system
–	Full compliance with regulatory requirements (FDA, USDA, WHO, ISO)
–	Expertise in manufacturing scale up, process validation and cGMP
▪	Number of employees: ~150

Malaysia (RVR)

▪	Completed license and technology transfer
▪	Contract manufacturing planned: Q4 2015
▪	Distribution of Chembio's products into Malaysia and other select Asian markets
–	Launch anticipated Q4 2015
▪	Plan to manufacture certain Chembio-branded products for Chembio distribution

See graphics

Slide 20

Selected Financial Highlights

Nine Months Ended (in 000's)
	September 30, 2015	September 30, 2014
Net Product Revenues	$18,146	$19,400
Total Revenues	$19,835	$20,550
Gross Margin	$8,616	$7,906
Loss from Operations	$(2,353)	$(878)
Net Loss	$(1,748)	$(641)
Cash (as of end of period)	$1,102	$3,673

Note:            Accounts receivable as of 9/30/14 was $8,316 compared to 9/30/15 of $9,515
(collected $6.8MM from Brazilian customer from 9/30/15 – 11/5/15)

Slide 21

Executive Leadership Team

Executive:  John J. Sperzel III,   President &CEO
Previous Experience: 2011-2013, President and CEO of ITC.; 1987-2011 Axis-Shield, Bayer Diagnostics, Instrumentation Laboratory and Boehringer Mannheim

Executive:  Richard Larkin, CPA  Chief Financial Officer
Previous Experience: 2000-2003  CFO of Visual Technology Group; 1987-2000 CFO of Protex  International Corp.

Executive:  Sharon Klugewicz, M.S.  Chief Operating Officer
Previous Experience: 2009-2012, Sr. VP Scientific & Laboratory Services of Pall Corporation; 1991-2009 Pall Corporation

Executive:  Javan Esfandiari, M.S.  Chief Science and Technology Officer
Previous Experience: 1997-2000, Co-founder of Sinovus Biotech AB (Sweden), acquired by Chembio in 2000; 1993-1997 R&D Director On-Site Biotech

Executive:  Thomas Ippolito, VP Regulatory & Clinical Affairs
Previous Experience: 2000-2005, VP Quality & Regulatory of Biospecific Technologies Corp.; 1984-2000 United Biomedical Inc., Analytab Products Inc. and Eastern Long Island Hospital

Executive:  Michael Steele, VP Sales, Marketing and Business Development
Previous Experience: 2008-2011, VP Business Development of SeraCare Life Sciences; 1992-2008 Corautus Genetics, Life Therapeutics and Serologicals, Inc.

Executive:  Paul Lambotte, Ph.D, VP Product Development
Previous Experience: 2009 – 2014, President of PLC Inc.; 2009 – 2012 Chief Science Officer of Axxin Pty Ltd.; 2000-2009, VP of R&D and Business Development of Quidel, Inc.

Slide 22

2015 Milestones – Achieved and Anticipated

▪	Acquired full rights to SURE CHECK® HIV 1/2 Assay
–	SDS; signed January 2015 to be effective June 1, 2016
▪	Signed Agreement to develop DPP® Brain Injury Assay
–	Perseus Science; January 2015
▪	Received ANVISA approval for DPP® HIV-Syphilis Assay
–	Brazil; February 2015
▪	Initiated field testing of DPP® Ebola Assay in West Africa
–	CDC; June 2015
▪	Submitted application for Ebola Emergence Use Authorization
–	Food & Drug Administration (FDA); August 2015
▪	Awarded Grant to Develop Multiplex Test for Febrile Illnesses
–	Paul G. Allen Ebola Program; October 2015
▪	Signed agreement to launch the DPP® Micro Reader
–	opTricon; October 2015
▪	Initiate DPP® HIV-SYP Clinical Trial: Q4 2015

Slide 23

Investment Highlights

▪	A global leader in point-of-care (POC) infectious disease
–	Sales in 40+ countries, including United States
▪	Revenue growth
–	15% CAGR over last five years (2010-2014)
▪	Groundbreaking DPP® technology platform
–	Superior sensitivity and specificity vs lateral flow technology
–	Multiple tests from a single oral fluid or blood sample
–	DPP® revenue growth of 137% in 2014 as compared to 2013
▪	Robust pipeline of new DPP® POC assays in development
–	DPP® HIV-Syphilis Combination Assay (U.S. version)
–	DPP® Fever Assays (Malaria, Dengue Fever, Ebola)
–	DPP® Technology Collaboration (Traumatic Brain Injury and Cancer)
▪	Multiple high-value collaborations
–	Paul G. Allen Ebola Program: Fever Panel
–	Centers for Disease Control & Prevention (CDC): Malaria, Ebola, Flu Immunostatus
           -   Perseus Science Group LLC: Traumatic Brain Injury